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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                              ---------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act Of 1934

   Date of Report (Date of earliest event reported):  February 22, 1995

                    ROCKWELL INTERNATIONAL CORPORATION
          (Exact name of Registrant as specified in its charter)

          Delaware                    1-1035             95-1054708
(State or other jurisdiction       (Commission         (IRS Employer
   of incorporation)                File Number)    Identification Number)


2201 Seal Beach Boulevard, Seal Beach, California           90740-8250
     (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code:  (412) 565-4090
                                                  (Office of the Secretary)

                              Not Applicable
       (Former name or former address, if changed since last report)









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                            (Page 1 of 4 Pages)

                 INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

          On February 22, 1995 the Registrant issued and sold $300 million aggregate principal amount of its 7 5/8% Notes due February 17, 1998 and $200 million aggregate principal amount of its 7 7/8% Notes due February 15, 2005 (collectively, the "Notes") in an underwritten public offering. Reference is made to the Registrant's Registration Statements on Form S-3 (File Nos. 33-49699 and 33-57015) under the Securities Act of 1933, as amended, and the related Prospectus dated February 3, 1995, as supplemented by the Prospectus Supplement dated February 14, 1995, filed with the Securities and Exchange Commission. The Representative of the underwriters in respect of the offering was Morgan Stanley & Co. Incorporated. Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company) is the Trustee under the Indenture under which the Notes were issued. The Registrant intends to use the net proceeds of the offering to repay commercial paper notes of the Registrant which on February 22, 1995 had an interest rate of 5.96%. The proceeds of such commercial paper notes were applied toward the approximately $1.6 billion purchase price for Reliance Electric Company, the Registrant's acquisition of which was completed on January 27, 1995.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               1.        Conformed copy of Underwriting
                         Agreement dated February 14, 1995
                         between the Registrant and Morgan
                         Stanley & Co. Incorporated, as
                         Representative of the several
                         underwriters named in Schedule B
                         thereto.

               4-a.      Specimen certificate for the
                         Registrant's 7 5/8% Notes due
                         February 17, 1998.

               4-b.      Specimen certificate for the
                         Registrant's 7 7/8% Notes due
                         February 15, 2005.

               4-c. Indenture dated as of October 1, 1982 between the Registrant and Chemical
                         Bank (as successor by merger to
                         Manufacturers Hanover Trust Company),
                         as Trustee, relating to the Notes,
                         including the form of Security at
                         pages 6-11, filed as Exhibit 4-a to
                         the Registrant's Registration
                         Statement on Form S-3 (File No. 33-39510), is incorporated herein by reference.



                            (Page 2 of 4 Pages)

               4-d.      First Supplemental Indenture dated as
                         of February 27, 1987 between the
                         Registrant and Chemical Bank (as
                         successor by merger to Manufacturers
                         Hanover Trust Company), as Trustee,
                         filed as Exhibit 4-b to the Registrant's
                         Registration Statement on Form S-3
                         (File No. 33-39510), is incorporated
                         herein by reference.

















































                            (Page 3 of 4 Pages)
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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              ROCKWELL INTERNATIONAL CORPORATION
                              ----------------------------------
                                        (Registrant)


                              By /s/ Charles H. Harff
                                 ------------------------
                                     Charles H. Harff
                                 Senior Vice President and
                                 Special Counsel


Dated:  February 23, 1995

































                            (Page 4 of 4 Pages)
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                               EXHIBIT INDEX


Exhibit
Number                   Description                             Page
- -------                  -----------                             ----

   1           --   Conformed copy of Underwriting
                    Agreement dated February 14, 1995
                    between the Registrant and Morgan
                    Stanley & Co. Incorporated, as
                    Representative of the several
                    underwriters named in Schedule B
                    thereto.

   4-a         --   Specimen of certificate for the
                    Registrant's 7 5/8% Notes due
                    February 17, 1998.

   4-b         --   Specimen of certificate for the
                    Registrant's 7 7/8% Notes due
                    February 15, 2005.

   4-c         --   Indenture dated as of October 1, 1982
                    between the Registrant and Chemical Bank
                    (as successor by merger to Manufacturers
                    Hanover Trust Company), as Trustee,
                    relating to the Notes, including the
                    form of Security at pages 6-11, filed
                    as Exhibit 4-a to the Registrant's
                    Registration Statement on Form S-3
                    (File No. 33-39510), is incorporated
                    herein by reference.

   4-d         --   First Supplemental Indenture dated
                    as of February 27, 1987 between the
                    Registrant and Chemical Bank (as
                    successor by merger to Manufacturers
                    Hanover Trust Company), as Trustee,
                    filed as Exhibit 4-b to the Registrant's
                    Registration Statement on Form S-3
                    (File No. 33-39510), is incorporated
                    herein by reference.